                                                                   Exhibit 10.31

                                PARENT GUARANTEE

          PARENT GUARANTEE (this "Guarantee"), dated as of February 11, 2003, made by US HOME SYSTEMS, INC., a Delaware corporation, (the "Guarantor"), in favor of (a) FCC ACCEPTANCE CORP., a Delaware corporation (the "Company") and
(b) the Agent (as defined below) on behalf of the Lenders (as defined below).

                              W I T N E S S E T H:

          WHEREAS, pursuant to the Purchase and Contribution Agreement, dated as of February 11, 2003 (the "Purchase Agreement"), between First Consumer Credit, Inc., a Texas corporation and a subsidiary of the Guarantor ("FCC"), as servicer (FCC, and no other person in such capacity, the "Servicer") and as seller of Contracts (as defined below) (in such capacity, the "Seller"), and the Company, the Company has agreed to purchase Contracts from the Seller upon the terms and subject to the conditions set forth therein;

          WHEREAS, pursuant to the Receivables Loan and Security Agreement, dated as of February 11, 2003 (the "RLSA"), among the Company, the Servicer, the lenders named therein (the "Lenders") and DZ Bank AG Deutsche Zentral-Genossenschaftsbank, Frankfurt Am Main, as agent for the Lenders (in such capacity, the "Agent"), the Lenders have agreed to make Loans to the Company secured by Contracts and other collateral upon the terms and subject to the conditions set forth therein;

          WHEREAS, the Seller and the Servicer are members of an affiliated group of corporations that includes the Guarantor;

          WHEREAS, the Guarantor will derive substantial direct and indirect benefit from the transactions contemplated by the Purchase Agreement and the RLSA; and

          WHEREAS, it is a condition precedent to the obligation of the Company to purchase the Contracts from the Seller and to the Lenders entering into the RLSA that the Guarantor shall have executed and delivered this Guarantee to the Company and the Agent;

          NOW, THEREFORE, in consideration of the premises and to induce the Company to enter into the Purchase Agreement and the Lenders to enter into the RLSA, the Guarantor hereby agrees with the Company and the Agent as follows:

          1. Defined Terms. (a) Unless otherwise defined herein, terms defined in the RLSA and used herein shall have the meanings given to them in the RLSA.

          (b) As used herein:

               (i) "Obligations" means: the collective reference to the Seller Obligations and the Servicer Obligations;

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               (ii) "Seller Obligations" means: the obligations and liabilities of the Seller to any of the Company, the Agent and the Lenders, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with, (i) any fraud or intentional misrepresentation by the Seller in connection with, or in any way related to, the performance of, or failure to perform, any of the Seller's duties and obligations under the Purchase Agreement, (ii) any intentional violations of the Seller's representations, warranties or covenants in the Purchase Agreement and any violations of the Seller's representations, warranties or covenants in the Purchase Agreement caused by the Seller's willful misconduct, (iii) the misapplication and/or misappropriation of any funds which the Seller is obligated to deliver to the Company or any other person in accordance with the terms of the Purchase Agreement or (iv) the intentional failure by the Seller to fully preserve, maintain and protect the Company's ownership interest in, and the Agent's first priority perfected security interest in, the Receivables, the Related Security and the Other Conveyed Property related thereto which has been Conveyed (as defined in the Purchase Agreement) to the Company in accordance with the terms of the Purchase Agreement; and

               (iii) "Servicer Obligations" means: the obligations and liabilities of the Servicer to any of the Agent, the Lenders and the Company, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with, (i) any fraud or intentional misrepresentation by the Servicer in connection with the performance of any its duties and obligations under the RLSA or any other Transaction Documents, (ii) any intentional violations of any representations, warranties or covenants in the RLSA or any other Transaction Document and any violations of the Servicer's representations, warranties or covenants in the RLSA or any other Transaction Documents caused by the Servicer's willful misconduct,
     (iii) the intentional misapplication and/or misappropriation by the Servicer of funds on deposit in the Collection Account, the Sinking Fund Account or the Lock-Box Account or any other funds which constitute Collections or are otherwise due to the Agent or the Lender under the terms of the Transaction Documents, (iv) the intentional failure of the Servicer to deliver any payments, collections or proceeds which it is obligated to deliver in accordance with the terms of the RLSA or of any other Transaction Document at the times it is obligated to make such deliveries under the terms of the RLSA or of any other Transaction Document or (v) the intentional failure by the Servicer to fully preserve, maintain and protect the Agent's and the Lender's security interest in the Pledged Assets in accordance with the terms of the RLSA or any other Transaction Document.

          (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and section and paragraph references are to this Guarantee unless otherwise specified.

          (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

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                                                                               3

          2. Guarantee. (a) (i) The Guarantor hereby unconditionally and irrevocably guarantees to the Company, the Agent and the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Seller when due (whether at the stated maturity, by acceleration or otherwise) of the Seller Obligations; and

               (ii) The Guarantor hereby unconditionally and irrevocably guarantees to the Agent for the benefit of the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Servicer when due (whether at the stated maturity, by acceleration or otherwise) of the Servicer Obligations.

          (b) The Guarantor further agrees to pay any and all expenses (including, without limitation, all reasonable fees and disbursements of counsel) which may be paid or incurred by the Company, the Agent or the Lenders in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Seller Obligations and the Servicer Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantor under this Guarantee. This Guarantee shall remain in full force and effect until all the Obligations and the obligations of the Guarantor hereunder are paid and performed in full and the Lender shall have no further obligation to make any additional Loans, notwithstanding that from time to time prior thereto the Seller or the Servicer may be free from any Obligations.

          (c) No payment or payments made by the Seller, the Servicer, the Guarantor, any other guarantor or any other Person or received or collected by the Company, the Agent or any Lender from the Seller, the Servicer, the Guarantor, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder which shall, notwithstanding any such payment or payments other than payments made by the Guarantor in respect of the Obligations or payments received or collected from the Guarantor in respect of the Obligations (including, without limitation, pursuant to Section 3 hereof), remain liable for the Obligations up to the maximum liability of the Guarantor hereunder until the Obligations are paid in full and the Lender shall have no further obligation to make any additional Loans.

          (d) The Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Company or the Agent on account of its liability hereunder, it will notify the Agent in writing that such payment is made under this Guarantee for such purpose.

          (e) This Guarantee shall not constitute a guarantee of collectibility of any of the Contracts or the Pledged Assets related thereto.

          3. Right of Set-off. The Guarantor hereby irrevocably authorizes the Company, the Agent and each Lender at any time and from time to time without notice to the Guarantor, any such notice being expressly waived by the Guarantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Company, the Agent or such Lender to or for the credit or the account of the Guarantor, or any

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part thereof in such amounts as the Company, the Agent or such Lender may elect, against and on account of the obligations and liabilities of the Guarantor to the Company, the Agent or such Lender hereunder and claims of every nature and description of the Company, the Agent or such Lender against the Guarantor, in any currency, whether arising hereunder, under the Purchase Agreement, the RLSA, any Transaction Document or otherwise, as the Company, the Agent or such Lender may elect, whether or not the Company, the Agent or any Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Company, the Agent and each Lender shall notify the Guarantor promptly of any such set-off and the application made by the Company, the Agent or such Lender; provided, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Company, the Agent and each Lender under this section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Company, the Agent or such Lender may have.

          4. No Subrogation.

          (a) Notwithstanding any payment or payments made by the Guarantor hereunder or any set-off or application of funds of the Guarantor by the Company, the Guarantor shall not be entitled to be subrogated to any of the rights of the Company against the Seller or any collateral security or guarantee or right of offset held by the Company for the payment of the Seller Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from the Seller in respect of payments made by the Guarantor hereunder, until all amounts owing to the Company by the Seller on account of the Seller Obligations are paid in full and the Purchase Agreement is terminated. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Seller Obligations shall not have been paid in full, such amount shall be held by the Guarantor in trust for the Company, segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to the Company in the exact form received by the Guarantor (duly indorsed by the Guarantor to the Company, if required), to be applied against the Seller Obligations, whether matured or unmatured, in such order as the Company may determine.

          (b) Notwithstanding any payment or payments made by the Guarantor hereunder or any set-off or application of funds of the Guarantor by the Agent or any Lender, the Guarantor shall not be entitled to be subrogated to any of the rights of the Agent or any Lender against the Servicer or any collateral security or guarantee or right of offset held by the Agent or any Lender for the payment of the Servicer Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from the Servicer in respect of payments made by the Guarantor hereunder, until all amounts owing to the Agent or any Lender by the Servicer on account of the Servicer Obligations are paid in full and the RLSA is terminated. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Servicer Obligations shall not have been paid in full, such amount shall be held by the Guarantor in trust for the Agent and the Lenders, segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to the Agent in the exact form received by the Guarantor (duly indorsed by the Guarantor to the Agent, if required), to be applied against the Servicer Obligations, whether matured or unmatured, in such order as the Agent may determine.

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                                                                               5

          5. Amendments, etc. with Respect to the Obligations; Waiver of Rights.

          (a) The Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor and without notice to or further assent by the Guarantor, any demand for payment of any of the Seller Obligations made by the Company may be rescinded by such party and any of the Seller Obligations continued, and the Seller Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Company, and the Purchase Agreement and the other Transaction Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Company may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Company for the payment of the Seller Obligations may be sold, exchanged, waived, surrendered or released. The Company shall not have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Seller Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against the Guarantor, the Company may, but shall be under no obligation to, make a similar demand on the Seller or any other guarantor, and any failure by the Company to make any such demand or to collect any payments from the Seller or any such other guarantor or any release of the Seller of such other guarantor shall not relieve the Guarantor in respect of which a demand or collection is not made of its obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Company against the Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

          (b) The Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor and without notice to or further assent by the Guarantor, any demand for payment of any of the Servicer Obligations made by the Agent or any Lender may be rescinded by such party and any of the Servicer Obligations continued, and the Servicer Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Agent or such Lender, and the RLSA and the other Transaction Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Agent (or the Required Lenders or all the Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Agent or any Lender for the payment of the Servicer Obligations may be sold, exchanged, waived, surrendered or released. Neither the Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Servicer Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against the Guarantor, the Agent and the Lenders may, but shall be under no obligation to, make a similar demand on the Servicer or any other guarantor, and any failure by the Agent or any Lender to make any such demand or to collect any payments from the Servicer or any such other guarantor or any release of the Servicer or such other guarantor shall not relieve the Guarantor in respect of which a demand or collection is not made of its obligations or liabilities hereunder, and shall not

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                                                                               6

impair or affect the rights and remedies, express or implied, or as a matter of law, of the Agent or the Lenders against the Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

          6. Guarantee Absolute and Unconditional. The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Company, the Agent or any Lender upon this Guarantee or acceptance of this Guarantee; the Obligations, and any of them shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between the Seller, the Servicer and the Guarantor, on the one hand, and the Company, the Agent and the Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guarantee. The Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Seller, the Servicer or the Guarantor with respect to any of the Obligations. The Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to
(a) the validity, regularity or enforceability of the Purchase Agreement, the RLSA or any other Transaction Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Company, the Agent or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Seller, the Servicer or any other Person against the Company, the Agent or any Lender or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Seller, the Servicer or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Seller or the Servicer for the Obligations, or of the Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against the Guarantor, the Company, the Agent or any Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Seller, the Servicer or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Company, the Agent or any Lender to pursue such other rights or remedies or to collect any payments from the Seller, the Servicer or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Seller, Servicer or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve the Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Company, the Agent or any Lender against the Guarantor.

          7. Reinstatement. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Company, the Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Seller, the Servicer or of the Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Seller, the Servicer or the Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

          8. Representations and Warranties of the Guarantor. The Guarantor hereby represents and warrants that:

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                                                                               7

          (a) Organization, Corporate Powers. It is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite corporate power and authority to carry on its business as now conducted and has the corporate power and authority to execute, deliver and perform each of this Guarantee and each agreement or instrument contemplated hereby or thereby to which it is or will be a party.

          (b) Authorization. This Guarantee is within the Guarantor's corporate powers and has been duly authorized by all requisite corporate and, if required, stockholder action.

          (c) Enforceability. This Guarantee has been duly executed and delivered by it and constitutes a legal, valid and binding obligation of it enforceable against it in accordance with its terms, except as enforceability may be limited by (i) bankruptcy, insolvency, moratorium, reorganization or similar laws affecting creditors' rights generally and (ii) general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

          (d) Governmental Approvals; No Conflicts. The execution, delivery and performance by it of this Guarantee (i) do not require any consent or approval of, registration or filing with, or any other action by, any Government Entity, except such as have been obtained or made and are in full force and effect, (ii) will not violate in any material respect any Requirement of Law, (iii) will not violate or result in a default under any material contractual obligation, and
(iv) will not result in the creation or imposition of any lien on any material properties or revenues of the Guarantor.

          (e) Financial Condition. The consolidated balance sheet of the Guarantor and its consolidated Subsidiaries as of September 30, 2002, and the related consolidated statements of income and of cash flows for the fiscal year ended on such date, reported on by Ernst & Young LLP, copies of which have heretofore been furnished to the Agent, present fairly the consolidated financial condition of the Guarantor and its consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the fiscal year then ended. All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by such accountants and as disclosed therein).

          (f) No change. As of the Closing Date, since September 30, 2002, there has been no development or event that has had or could reasonably be expected to have a material adverse effect on the Guarantor's business, operations, property, condition (financial or otherwise) or prospects.

          (g) Compliance with Laws and Agreements. It is in compliance with all laws, regulations and orders of any Government Entity applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except to the extent any such non-compliance could not reasonably be expected to have a material adverse effect.

          (h) Absence of Certain Restrictions. No indenture, certificate of designation for preferred stock, agreement or other instrument to which it or any of its Subsidiaries is a party will prohibit or materially restrain, or have the effect of prohibiting or materially restraining, or

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                                                                               8

imposing materially adverse conditions upon, the sale and assignment of Receivables, the Related Security and Other Conveyed Property.

          (i) Separate Corporate Existence of the Company. It acknowledges that the Lenders are entering into the transactions contemplated by the Transaction Documents in reliance upon the Company's identity as a legal entity separate from the Seller, the Guarantor and all other Subsidiaries and Affiliates of the Guarantor.

          9. Covenants. The Guarantor hereby agrees that, so long as there are any amounts outstanding with respect to the Receivables, the Related Security and Other Conveyed Property previously sold by the Seller to the Company, the Guarantor shall:

          (a) Other Information. Furnish or cause to be furnished, to the Agent, promptly, such other information regarding its operations, business affairs and financial condition as any Lender may from time to time reasonably request through the Agent.

          (b) Preservation of Separate Corporate Existence of the Company. Take (or refrain from taking, as the case may be) such actions as shall be required to insure its compliance with the following provisions:

               (i) The Guarantor will not pay the Company's operating expenses and liabilities;

               (ii) Each of the Guarantor, the Seller, and all other Affiliates and Subsidiaries of the Guarantor shall maintain corporate records and books of account separate from those of the Company and telephone numbers, mailing addresses, stationery and other business forms that are separate and distinct from those of the Company;

               (iii) Any financial statements of the Guarantor that consolidate the Receivables, the Related Security and Other Conveyed Property. shall contain a detailed note that describes the Seller's sale, and intent to sell, the Receivables, the Related Security and Other Conveyed Property.;

               (iv) The Company's assets will be maintained in a manner that facilitates their identification and segregation from those of the Seller and the Guarantor;

               (v) Each of the Guarantor, the Seller, and all other Affiliates and Subsidiaries of the Guarantor shall strictly observe corporate formalities in its dealings with the Company, and no funds or other assets of the Company will be commingled or pooled with those of the Guarantor, except as permitted by the Transaction Documents. The Guarantor will not maintain joint bank accounts with the Company or other depository accounts with the Company to which the Guarantor has independent access (other than as contemplated by the Transaction Documents);

               (vi) The Guarantor shall maintain its deposit account or accounts separate from those of the Company and ensure that its funds will not be diverted to the

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                                                                               9

     Company, nor will such funds be commingled with the funds of the Company, except as permitted by the Transaction Documents;

               (vii) To the extent that it shares any officers or other employees with the Company, the salaries of and the expenses related to providing benefits to such officers and other employees will be fairly allocated among it and the Company, and it and the Company shall bear their fair shares of the salary and benefit costs associated with all such common officers and employees;

               (viii) To the extent that it jointly contracts with the Company to do business with vendors or service providers or to share overhead expenses, the costs incurred in so doing will be allocated fairly between it and the Company, and it and the Company shall bear their fair shares of such costs. To the extent that it contracts or does business with vendors or service providers where the goods and services provided are partially for the benefit of the Company, the costs incurred in so doing shall be fairly allocated between it and the Company in proportion to the benefit of the goods or services each is provided, and it and the Company shall bear their fair shares of such costs. All material transactions between it and the Company, whether currently existing or hereafter entered into, shall be only on an arm's length basis, it being understood and agreed that the transactions contemplated in the Transaction Documents meet the requirements of this clause (viii);

               (ix) the Guarantor shall maintain office space separate from the office space of the Company (but which may be located at the same address as the Company). To the extent that it and the Company have offices in the same location, there shall be a fair and appropriate allocation of overhead costs between them, and each shall bear its fair share of such expenses; and

               (x) The Guarantor shall not assume or guarantee any of the liabilities of the Company.

          (c) [Intentionally Omitted.]

          (d) Tangible Net Worth. Not permit Tangible Net Worth at any time to be less than $4,500,000.

          10. Payments. The Guarantor hereby guarantees that payments hereunder will be paid to the Company (by means of a deposit in the Collection Account) or the Agent (in immediately available funds to an account specified by the Agent), as the case may be, without set-off or counterclaim in U.S. Dollars.

          11. Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed as follows in the case of the Company, the Guarantor and the Agent, or to such other address as may be hereafter notified by the respective parties hereto:

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                                                                              10

          the Company:            FCC Acceptance Corp.
                                  12740 Hillcrest Drive (Suite 240)
                                  Dallas, Texas 75230
                                  Attention:  Jim Borschow
                                  Telecopy:  (972) 774-0194

          the Guarantor:          US Home Systems, Inc.
                                  12740 Hillcrest Drive (Suite 240)
                                  Dallas, Texas 75230
                                  Attention:  Jim Borschow
                                  Telecopy:  (972) 774-0194

Agent:                            DZ Bank AG Deutsche Zentral-
                                  Genossenschaftsbank, Frankfurt Am Main
                                  609 Fifth Avenue
                                  New York, New York  10017
                                  Attention:  Richard Wisniewski
                                  Telecopy:  (212) 745-1662

          12. Counterparts. This Guarantee may be executed by the Guarantor on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the counterparts of this Guarantee signed by the Guarantor shall be lodged with the Company and the Agent. Delivery of an executed counterpart of a signature page to this Guarantee by facsimile shall be effective as delivery of a manually executed counterpart of this Guarantee.

          13. Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          14. Integration. This Guarantee represents the agreement of the Guarantor with respect to the subject matter hereof and there are no promises or representations by the Company, the Agent or any Lender relative to the subject matter hereof not reflected herein.

          15. Amendments in Writing; No Waiver; Cumulative Remedies. (a) None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except in writing signed by the Company and the Guarantor and consented to by the Agent and Lender.

          (b) None of the Company, the Agent or any Lender shall by any act (except by a written instrument pursuant to paragraph 15(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Company, the Agent or any Lender any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Company, the Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Company, the Agent or any Lender would otherwise have on any future occasion.

          (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

          16. Section Headings. The section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          17. Successors and Assigns. This Guarantee shall be binding upon the successors and assigns of the Guarantor and shall inure to the benefit of the Company, the Agent, the Lenders and their successors and assigns. The Guarantor acknowledges that the Company shall assign all of its rights hereunder to the Agent for the benefit of the Lenders. The Guarantor consents to such assignment and agrees that the Agent and the Lenders shall be entitled to enforce the terms of this Guarantee and the rights (including, without limitation, the right of the Agent to grant or withhold any consent or waiver or give any notice) of the Company directly against the Guarantor, whether or not an Event of Default has occurred and that no consent, waiver or notice given hereunder by the Company shall be effective unless the Agent has given its written consent thereto. The Guarantor further agrees that, in respect of its obligations hereunder, it will act at the direction of and in accordance with all requests and instructions from the Agent until all the Obligations are paid and performed in full and the Lender shall have no further obligation to make any additional Loans and the RLSA has been terminated.

          18. Governing Law; Jurisdiction; Consent to Service of Process. (a) This Guarantee shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

          (b) The Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guarantee, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. The Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guarantee shall affect any right that the Company, the Agent or any Lender may otherwise have to bring any action or proceeding relating to this Guarantee against the Guarantor or its properties in the courts of any jurisdiction.

          (c) The Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guarantee in any court referred to in paragraph (b) of this section. The Guarantor hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (d) The Guarantor irrevocably consents to service of process in the manner provided for notices in Section 11. Nothing in this Guarantee will affect the right of any party to this Guarantee to serve process in any other manner permitted by law.

          19. WAIVER OF JURY TRIAL. THE GUARANTOR HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTEE OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).

          IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

                                                 The Guarantor:

                                                 US HOME SYSTEMS, INC.


                                                 By:
                                                    ----------------------------
                                                    Name:
                                                    Title: